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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  October 5, 1999
               Date of report (Date of earliest event reported)



                              MACKIE DESIGNS INC.
               (Exact Name of Registrant as Specified in Its Charter)



       Washington                     0-26524                  91-1432133
    (State or Other            (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)



                               16220 Wood-Red Road, N.E.
                            Woodinville, Washington 98072
                 (Address of Principal Executive Offices) (Zip Code)

                                   (425) 487-4333
                            (Registrant's Telephone Number,
                                 Including Area Code)



             Former Name or Former Address, if Changed Since Last Report:  N/A

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ITEM 5.     RESIGNATION OF CHIEF EXECUTIVE OFFICER

     The Registrant announced today that it has accepted the resignation of Roy D. Wemyss, its Chief Executive Officer and President. Mr. Wemyss joined Mackie in November 1996 as Chief Operating Officer and was promoted to CEO/President in April 1999. Despite his resignation as an officer and employee, Mr. Wemyss will remain a member of Mackie's Board of Directors.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKIE DESIGNS INC.


Date:  October 12, 1999                 /s/ William A. Garrard
                                        ----------------------------------------
                                        William A. Garrard, Vice President --
                                        Chief Financial Officer